CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Richard Falcone, Chief Executive Officer of Securus Technologies, Inc., certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)

the quarterly report on Form 10-Q of the Company for the quarterly period ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/RICHARD FALCONE
Richard Falcone
Chief Executive Officer
November 14, 2007